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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 29, 1998



                         PENNZOIL-QUAKER STATE COMPANY
               (Exact name of issuer as specified in its charter)


          DELAWARE                    1-14501                  76-0200625
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification Number)


       PENNZOIL PLACE, P.O. BOX 2967
            HOUSTON, TEXAS                              77252-2967
(Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code:  (713) 546-4000

                           PENNZOIL PRODUCTS COMPANY
                  (Former name, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Pennzoil Products Company changed its name on December 29, 1998 to Pennzoil-Quaker State Company (the "Company").

     The Certificate of Amendment to the Certificate of Incorporation of the Company is attached hereto as Exhibit 4.1 and incorporated herein by reference. The Company's Restated Certificate of Incorporation is attached hereto as
Exhibit 4.2 and incorporated herein by reference. The Company's Amended and Restated By-laws are attached hereto as Exhibit 4.3 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits

Exhibit
No.       Description

4.1       - Certificate of Amendment to the Certificate of Incorporation of
            Pennzoil Products Company changing the name to Pennzoil-Quaker State Company

4.2       - Restated Certificate of Incorporation of Pennzoil-Quaker State
            Company

4.3       - Amended and Restated By-laws of Pennzoil-Quaker State Company
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PENNZOIL-QUAKER STATE COMPANY,
                                  a Delaware corporation



                                  By: /s/ David P. Alderson II
                                     -------------------------------
                                     David P. Alderson II
                                     Vice President

Date: December 29, 1998